UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08795
4086 Strategic Income Fund
(Exact name of registrant as specified in charter)
11815 N. Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)
Jeffrey M. Stautz
11815 N. Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)
317-817-4086
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: December 31, 2007

Item 1. Reports to Stockholders.

40 | 86 Strategic Income Fund

New York Stock Exchange Listed
Ticker Symbol: CFD

December 31, 2007

Semi-Annual Report

40 | 86 Strategic Income Fund	Semi-Annual Report

Portfolio Managers’ Review (unaudited)	December 31, 2007

Performance

The 40 | 86  Strategic Income Fund outperformed the Fund’s benchmark for the six months ending December 31, 2007. The Fund returned -0.75% in Net Asset Value (NAV) versus -0.84% for The Merrill Lynch High Yield Master II Index. As a closed end mutual fund, the 40 | 86  Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock decreased 6.71% for the six months ending December 31, 2007.

Top Performing Credits

The Fund’s return was increased by holdings in Intergen, a global power generation company, Del Laboratories, a marketer and manufacturer of cosmetics and over-the-counter pharmaceuticals, and Goodman Global, a manufacturer of heating and air conditioning products. Intergen’s positive return is attributed to the relatively defensive nature of utilities as well as favorable pricing at issuance. Del Laboratories was positively impacted on the announcement of Coty Inc.’s intention to purchase the company, resulting in the bonds being called. Goodman Global was favorably impacted on the announcement of private equity investors purchasing the company, resulting in the bonds being tendered.

Bottom Performing Credits

The Fund’s main detractors were holdings in financials, homebuilders, and restaurants. Stingray (Scottish Re Group), a re-insurer of life insurance and annuities, was impacted by the subprime write-downs it experienced within their investment portfolio. William Lyon Homes, a homebuilder in California, Arizona, and Nevada has been impacted by the challenging housing markets. Perkins, a family diner and bakery, has been hit recently by labor and food cost inflation.

Market Recap

Reversing course, the high yield market experienced negative returns over the last six months of 2007. The domestic high yield corporate market returned -0.84% for the last six months of 2007 outperforming the S&P 500 which returned -1.37%. High yield corporates and U.S. equities underperformed domestic investment grade corporates, 3.80%, and 10-Year US Treasuries, 10.24%.

As reflected in the returns over the last six months, market participants turned decisively risk averse while looking for relative safety in higher quality assets. The second half of 2007 represented an inflection point in the high yield market as well as in other major asset classes. Initially, much of the market’s nervousness was due to the issues surrounding subprime mortgages which ultimately led to a repricing of structured securities. The subprime fallout and generally poor market liquidity eventually led to greater concerns around broader financial and economic risks. These concerns began to impact the high yield market in late June, making July the worst performing month in high yield since 2002. The sell-off initially weighed heavily on the financial and homebuilding sectors, ultimately leading to a repricing of the entire high yield market. Additionally, investors were grappling with the ever-growing leveraged buy out (LBO) new issuance that was slated for the second half of the year. The forward supply of new issuance was on the back of an already record level of LBO and acquisition related deals during the first half of 2007. Much of the forward calendar was considered to be poorly structured, highly levered, and lower rated, leaving many market participants concerned with the oversupply in an already oversold market. Lastly, what might have been viewed as a stabilizing factor to the high yield market, the US economy began to show early signs of slowing. Markets became increasingly concerned with escalating energy and commodity costs, slowing consumer demand, and falling housing values.

Subprime problems, lack of liquidity, growing new issuance, and a weakening economy all proved to be too much for the high yield market leading to negative returns for the second half of the year. As could be expected, triple-C rated credits bore the brunt of the pain as investors moved out of the riskier part of the high yield universe into higher quality issuers. Triple-C’s and below returned -5.41%, single-B’s returned -0.24%, and double-B’s returned 0.69%. The “reach-for-yield trade,” which had been the driver for triple-C’s out performance over the last seven out of eight quarters, came to an abrupt end. Despite the negative move over the last six months of the year, it was not enough to erase the positive returns from the first half of 2007 leaving the high yield market in positive territory for the year at 2.19%.

Outlook

We anticipate 2008 to be a difficult year for most financial markets around the world. As we touched upon above, we foresee a slowing economy to be the primary factor affecting high yield returns in 2008. We believe consumer demand will begin to wane on higher energy costs, decreasing housing values, and rising unemployment. Given the weak economic outlook for this year, we fully anticipate a rise in what had been all time low credit default rates. Moody’s Investor Service predicts the global speculative default rate will rise to 4.8% by the end of 2008, reaching the historic average of 5% by the end of 2009. The anticipated increase is on the heels of December’s default rate of 0.9%, which was the lowest default rate since December 1981. The sharp rise in default expectations is concerning as the market had operated in what could be characterized as a benign credit environment over the last two years. As we have written in the past, many high yield companies have taken advantage of the robust environment and proactively addressed their risk profile by shoring up balance sheets, refinancing at lower rates, and extending debt maturities. We are convinced these actions have aided in keeping default rates artificially low for an extended amount of time. Moving forward, we are concerned about high yield issuers’ ability to refinance in order to extend maturities. Investors have become more cautious about lending

40 | 86 Strategic Income Fund	Semi-Annual Report

Portfolio Managers’ Review (unaudited)	December 31, 2007

to highly levered entities in the face of a slowing economy. Consequently, we fully anticipate a rise in domestic defaults over the next few years as the economy slows and the credit markets tighten lending standards.

Given our view over the next six months, we believe the portfolio is positioned appropriately. Historically we have been underweight the riskier triple-C rated issuers and overweight higher quality single-B rated credits which has lead to our outperformance versus the Fund’s benchmark. We will continue to focus on the higher quality portion of the high yield market, increasing our exposure to double-B issuers as well as adding structurally senior term loans. We believe that a more defensive stance will perform well given the current economic outlook and rising default rate environment. We plan to focus on companies that have strong balance sheets that should be able to endure slower economic growth. Most importantly, we will continue to focus our efforts on bottoms-up fundamental research to navigate through what could be a very interesting year for the financial markets.

Richard Matas Assistant Vice President 40 | 86 Advisors, Inc.	Jess E. Horsfall Senior Vice President 40 | 86 Advisors, Inc.

Management of the Fund

Richard Matas and Jess Horsfall, are the Fund’s portfolio managers. Mr. Matas is a senior high yield trader for 40 | 86 Advisors, Inc. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high yield portfolios including a close-end mutual fund and collaterized bond obligations. Mr. Horsfall is director of portfolio management group for 40 | 86 Advisors, Inc. He is a member of the firm’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of the company’s portfolio solution group.

Rating as a Percent of Total Investments (Best of Moody’s / S&P) (unaudited)

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

CORPORATE BONDS – 128.43%
Aerospace & Defense – 1.43%
$500,000	Bombardier, Inc. (a)(e)	8.000%	11/15/2014	$525,000
500,000	Esterline Technologies, Corp.	6.625%	03/01/2017	497,500

				1,022,500

Athletic Equipment – 1.26%
1,000,000	Riddell Bell Holdings, Inc. (c)	8.375%	10/01/2012	905,000

Automobiles – 1.81%
500,000	Ford Motor Co.	7.450%	07/16/2031	373,750
1,000,000	General Motors Corp.	7.200%	01/15/2011	922,500

				1,296,250

Automobile Equipment – 0.65%
500,000	Allison Transmission Inc. (a)(b)	7.900%	08/07/2014	465,445

Books, Periodicals, And Newspapers – 0.68%
500,000	Nebraska Book Co., Inc. (c)	8.625%	03/15/2012	485,000

Building Product Air & Heating – 1.08%
750,000	Goodman Global Holdings, Inc. (c)	7.875%	12/15/2012	776,250

Cable & Other Pay Television Services – 8.25%
500,000	Charter Communications Holdings I LLC/CCH I Capital Corp.	11.000%	10/01/2015	410,000
500,000	Charter Communications Holdings II LLC/CCH II Capital Corp.	10.250%	09/15/2010	492,500
1,000,000	Charter Communications Operating LLC (a)(c)	8.375%	04/30/2014	972,500
725,000	CSC Holdings, Inc.	6.750%	04/15/2012	696,906
500,000	DirecTV Holdings LLC	6.375%	06/15/2015	482,500
1,200,000	EchoStar DBS Corp. (c)	6.625%	10/01/2014	1,197,000
750,000	Mediacom Broadband LLC/Corp	8.500%	10/15/2015	668,438
1,000,000	NTL Cable PLC (e)	9.125%	08/15/2016	995,000

				5,914,844

Chemicals & Allied Products – 3.18%
500,000	Del Labs, Inc. (c)	8.000%	02/01/2012	522,500
630,000	Hercules, Inc. (c)	6.750%	10/15/2029	609,525
500,000	Huntsman International LLC	7.875%	11/15/2014	532,500
585,000	Nalco Co. (c)	8.875%	11/15/2013	612,788

				2,277,313

Commercial Banks – 0.63%
500,000	Icici Bank, Ltd. (a)(c)(e)	6.375%	04/30/2022	453,376

Commercial Services & Supplies – 3.10%
467,135	ARAMARK Corporation (a)(b)	7.360%	01/26/2014	443,195
32,865	ARAMARK Corporation (a)(b)	6.705%	01/26/2014	31,180
750,000	Corrections Corporation of America (c)	6.250%	03/15/2013	742,500
500,000	FTI Consulting, Inc. (c)	7.750%	10/01/2016	522,500
500,000	Service Corporation International	6.750%	04/01/2016	483,750

				2,223,125

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Communications – 6.77%
$498,750	Alltel Corp. (a)(b)	7.490%	05/15/2015	$480,356
750,000	Cincinnati Bell, Inc. (c)	8.375%	01/15/2014	735,000
500,000	Citizens Communications Co. (c)	6.250%	01/15/2013	486,875
500,000	Intelsat Bermuda Ltd. (e)	11.250%	06/15/2016	518,750
1,110,000	Qwest Communications International, Inc. (c)	7.250%	02/15/2011	1,115,550
500,000	Thomson Learning Co. (a)(b)	8.110%	06/28/2014	481,250
1,000,000	Windstream Corp. (c)	8.125%	08/01/2013	1,040,000

				4,857,781

Communications Equipment – 0.68%
500,000	Belden CDT, Inc.	7.000%	03/15/2017	490,000

Construction Materials – 0.93%
755,000	U.S. Concrete, Inc. (c)	8.375%	04/01/2014	664,400

Containers & Packaging – 4.97%
500,000	Ball Corp. (c)	6.625%	03/15/2018	497,500
500,000	Berry Plastic Holdings Corp.	8.875%	09/15/2014	477,500
500,000	Graham Packaging Co. (c)	8.500%	10/15/2012	470,000
850,000	Graphic Packaging International Corp. (c)	9.500%	08/15/2013	843,625
500,000	Jefferson Smurfit Corp.	8.250%	10/01/2012	495,000
750,000	Owens-Brockway (c)	8.250%	05/15/2013	781,875

				3,565,500

Data Processing – 0.65%
500,000	First Data Corp. (a)	9.875%	09/24/2015	465,625

Drawing & Insulating of Nonferrous Wire – 1.45%
1,080,000	Superior Essex Communications & Essex Group LLC (c)	9.000%	04/15/2012	1,042,200

Electric, Gas, & Sanitary Services – 11.50%
5,000	AES Corp. (a)	8.750%	05/15/2013	5,244
900,000	Atlas Pipeline Partners LP (c)	8.125%	12/15/2015	895,500
500,000	Dynegy, Inc.	8.375%	05/01/2016	491,250
250,000	Edison Mission Energy	7.500%	06/15/2013	257,500
500,000	Edison Mission Energy	7.200%	05/15/2019	493,750
500,000	Intergen NV (a)(e)	9.000%	06/30/2017	528,750
667,840	Midwest Generation LLC (c)	8.560%	01/02/2016	712,919
1,000,000	Mirant North America LLC	7.375%	12/31/2013	1,007,500
1,000,000	NRG Energy, Inc. (c)	7.250%	02/01/2014	977,500
7,000	NRG Energy, Inc.	7.375%	02/01/2016	6,843
1,120,000	Pacific Energy Partners LP (c)	7.125%	06/15/2014	1,166,613
710,000	Targa Resources, Inc. (a)	8.500%	11/01/2013	688,700
500,000	Texas Comp Electric Holdings, LLC (a)(b)	8.570%	10/10/2014	490,940
500,000	Transcontinental Gas Pipeline (c)	6.400%	04/15/2016	515,625
5,750	TXU Corp.	5.550%	11/15/2014	4,618

				8,243,252

Electrical Equipment – 0.72%
500,000	Baldor Electric Company	8.625%	02/15/2017	517,500

Electronic, Other Electrical Equipment, Except Computers – 2.37%
275,000	Flextronics International, Ltd. (e)	6.250%	11/15/2014	263,312
500,000	L-3 Communications Corp.	6.375%	10/15/2015	495,000
500,000	Nexstar Financial Holdings LLC (d)	0.000%	04/01/2013	498,125
500,000	Sanmina-SCI Corp.	8.125%	03/01/2016	445,625

				1,702,062

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Food & Kindred Products – 3.62%
$500,000	Dean Foods Company (c)	7.000%	06/01/2016	$447,500
500,000	Del Monte Corp. (c)	6.750%	02/15/2015	475,000
260,000	Dole Food Co., Inc.	7.250%	06/15/2010	237,900
500,000	Pilgrim’s Pride Corporation	8.375%	05/01/2017	492,500
500,000	Smithfield Foods, Inc.	7.750%	07/01/2017	486,250
500,000	Sturm Foods, Inc. (a)(b)	11.380%	07/31/2014	456,250

				2,595,400

Health Care Equipment & Supplies – 2.69%
500,000	Advanced Medical Optics, Inc.	7.500%	05/01/2017	462,500
498,750	Biomet, Inc. (a)(b)	7.776%	02/15/2015	493,204
500,000	Boston Scientific	6.250%	11/15/2015	472,500
500,000	Fresenius Medical Care (a)(e)	6.875%	07/15/2017	502,500

				1,930,704

Health Care Providers & Services – 1.82%
500,000	Community Health Systems, Inc. (c)	8.875%	07/15/2015	511,875
750,000	HCA, Inc.	9.250%	11/15/2016	789,375

				1,301,250

Health Services – 3.34%
955,000	Davita, Inc. (c)	7.250%	03/15/2015	962,162
500,000	Health Management Assoc	6.125%	04/15/2016	435,948
1,000,000	Res-Care, Inc. (c)	7.750%	10/15/2013	995,000

				2,393,110

Heavy Construction Equipment Rental & Leasing – 1.16%
397,920	Rental Service Corp (a)(b)	8.860%	11/21/2013	369,071
507,000	United Rentals North America, Inc.	6.500%	02/15/2012	462,638

				831,709

Hotels, Restaurants & Leisure – 10.24%
500,000	Boyd Gaming Corp.	7.125%	02/01/2016	475,000
500,000	Ginn-LA CS Borrower LLC (a)(b)	12.364%	06/08/2012	308,335
590,000	Host Marriott LP	7.125%	11/01/2013	597,375
500,000	Las Vegas Sands Corp.	6.375%	02/15/2015	472,500
750,000	MGM Mirage (c)	6.625%	07/15/2015	706,875
500,000	MGM Mirage (c)	6.875%	04/01/2016	473,750
250,000	Outback Steakhouse, Inc. (a)	10.000%	06/15/2015	183,750
500,000	Penn National Gaming	6.750%	03/01/2015	509,375
1,000,000	Pinnacle Entertainment, Inc. (c)	8.250%	03/15/2012	1,015,000
250,000	Restaurant Co.	10.000%	10/01/2013	180,625
500,000	Royal Caribbean International (e)	7.250%	06/15/2016	494,017
500,000	Station Casinos, Inc.	6.875%	03/01/2016	367,500
575,000	Vail Resorts, Inc. (c)	6.750%	02/15/2014	569,250
1,000,000	Wynn Las Vegas LLC (c)	6.625%	12/01/2014	987,500

				7,340,852

Industrial & Commercial Machinery – 2.80%
1,185,000	Case Corp. (c)	7.250%	01/15/2016	1,190,925
800,000	Terex Corp. (c)	7.375%	01/15/2014	814,000

				2,004,925

Insurance – 0.68%
244,151	Bisys Insurance Group, Inc. (a)(b)	7.830%	08/01/2014	238,047
500,000	Stingray Partnership Trust (a)	5.902%	01/12/2015	252,500

				490,547

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

IT Services – 1.08%
$760,000	Sungard Data Systems, Inc. (c)	9.125%	08/15/2013	$777,100

Machinery – 1.19%
500,000	American Railcar Industries, Inc. (c)	7.500%	03/01/2014	475,000
385,000	TriMas Corp.	9.875%	06/15/2012	377,300

				852,300

Measuring Instruments, Photo Goods, Watches – 1.42%
1,000,000	DRS Technologies, Inc.	7.625%	02/01/2018	1,017,500

Media – 2.22%
750,000	Idearc, Inc. (a)(b)	6.830%	11/15/2014	712,785
500,000	Reader’s Digest Association, Inc. (a)	9.000%	02/15/2017	421,250
500,000	Umbrella Acquisition (a)	9.750%	03/15/2015	458,125

				1,592,160

Metals & Mining – 0.75%
500,000	Freeport-McMoRan Copper & Gold Inc.	8.375%	04/01/2017	537,500

Multiline Retail – 1.09%
750,000	Neiman Marcus Group, Inc. (c)	10.375%	10/15/2015	784,688

Non-depository Credit Institutions – 2.49%
1,000,000	Ford Motor Credit Co. (c)	8.000%	12/15/2016	850,688
1,000,000	General Motors Acceptance Corp. (c)	7.750%	01/19/2010	933,244

				1,783,932

Oil & Gas – 7.56%
950,000	Chesapeake Energy Corp. (c)	6.625%	01/15/2016	933,375
750,000	El Paso Production Holding Co. (c)	7.000%	06/15/2017	754,528
500,000	Kinder Morgan Finance (e)	5.700%	01/05/2016	455,100
500,000	Opti Canada, Inc. (a)(e)	7.875%	12/15/2014	491,250
500,000	Pioneer Natural Resources Company	5.875%	07/15/2016	462,771
750,000	Range Resources Corp. (c)	7.500%	05/15/2016	768,750
500,000	Tesoro Corp.	6.500%	06/01/2017	497,500
500,000	Williams Companies, Inc. (c)	7.500%	01/15/2031	540,000
500,000	Williams Partners LP	7.250%	02/01/2017	517,500

				5,420,774

Paper & Forest Products – 4.58%
750,000	Boise Cascade LLC (c)	7.125%	10/15/2014	729,375
1,000,000	Buckeye Technologies, Inc. (c)	8.500%	10/01/2013	1,022,500
500,000	Cenveo Corp. (c)	7.875%	12/01/2013	448,125
750,000	Georgia-Pacific Corp. (c)	7.375%	12/01/2025	663,750
450,000	Neenah Paper, Inc. (c)	7.375%	11/15/2014	423,000

				3,286,750

Personal Products – 1.36%
1,000,000	NBTY, Inc. (c)	7.125%	10/01/2015	977,500

Pharmaceutical Preparations – 0.69%
500,000	Chattem, Inc.	7.000%	03/01/2014	496,250

Printing, Publishing, & Allied Industries – 2.92%
500,000	Nielsen Finance LLC/Corp.	10.000%	08/01/2014	513,750
500,000	RH Donnelley Corp. (c)	6.875%	01/15/2013	450,000
750,000	RH Donnelley Corp. (a)	8.875%	10/15/2017	697,500
555,000	Warner Music Group (c)	7.375%	04/15/2014	430,125

				2,091,375

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Real Estate – 0.52%
$500,000	Realogy Corp. (a)	10.500%	04/15/2014	$375,000

Real Estate Investment Trusts (REITs) – 2.13%
750,000	Senior Housing Properties Trust (c)	8.625%	01/15/2012	798,750
750,000	Tower 2006-1 F (a)(c)	7.036%	02/15/2036	730,755

				1,529,505

Refuse Systems – 1.16%
850,000	Allied Waste (c)	6.875%	06/01/2017	833,000

Semiconductor & Semiconductor Equipment – 0.87%
750,000	Freescale Semiconductor, Inc. (c)	10.125%	12/15/2016	622,500

Special Purpose Entity – 4.08%
750,000	Dow Jones CDX NA HY 6 Trust I (a)	6.750%	06/29/2012	733,125
500,000	C & M Finance Co. Ltd. (a)(c)(e)	8.100%	02/01/2016	496,250
500,000	KAR Holdings, Inc. (a)	8.750%	05/01/2014	462,500
555,000	Trains HY-1-2006 (a)(b)	7.560%	05/01/2016	539,054
500,000	Yankee Acquisition Corp.	8.500%	02/15/2015	463,125
250,000	Yankee Acquisition Corp.	9.750%	02/15/2017	230,000

				2,924,054

Television Broadcasting Stations – 2.00%
500,000	Lin Television Corp. Sr. (c)	6.500%	05/15/2013	473,125
500,000	Lin Television Corp. (c)	6.500%	05/15/2013	473,125
474,000	Sinclair Broadcast Group, Inc. (c)	8.000%	03/15/2012	485,257

				1,431,507

Textiles, Apparel & Luxury Goods – 2.65%
500,000	Brown Shoe Inc. (c)	8.750%	05/01/2012	512,500
498,750	Claire’s Stores Inc. (a)(b)	7.580%	05/27/2014	420,611
250,000	Dollar General Corp. (a)	10.625%	07/15/2015	230,625
500,000	HBI Branded Apparel Ltd Inc. (a)(b)	9.150%	03/05/2014	498,440
250,000	Michaels Stores, Inc.	10.000%	11/01/2014	238,750

				1,900,926

Tobacco – 1.46%
1,000,000	Alliance One International, Inc. (c)	11.000%	05/15/2012	1,050,000

Transportation – 3.51%
750,000	Hertz Corp.	8.875%	01/01/2014	764,062
1,665,000	TFM SA de CV (c)(e)	9.375%	05/01/2012	1,752,413

				2,516,475

Transportation Equipment – 2.85%
835,000	Tenneco Automotive, Inc.	8.625%	11/15/2014	824,563
750,000	TransDigm Group, Inc.	7.750%	07/15/2014	765,000
500,000	TRW Automotive Acquisition (a)	7.250%	03/15/2017	451,250

				2,040,813

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Schedule of Investments (unaudited)	December 31, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Wholesale Trade – 1.39%
$1,000,000	Vedanta Resources PLC (a)(c)(e)	6.625%	02/22/2010	$1,000,000

	Total corporate bonds (cost $94,805,948)			92,097,529

FOREIGN GOVERNMENT BONDS – 1.80%
500,000	Federated Republic of Brazil (c)(e)	10.500%	07/14/2014	637,500
620,000	Federated Republic of Turkey (c)(e)	7.375%	02/05/2025	654,100

	Total foreign government bonds (cost $1,148,618)			1,291,600

SHORT-TERM INVESTMENTS – 2.06%
1,475,732	AIM Liquid Assets	4.695%		1,475,732
14	AIM STIC Prime Portfolio Money Market	5.233%		14

	Total short-term investments (cost $1,475,746)			1,475,746

	Total investments – 132.29% of net assets (cost $97,430,312)			$94,864,875
	Liabilities, less other assets – (32.29)%			(23,156,032)

	Total Net Assets – 100.00%			$71,708,843

(a)	Restricted under Rule 144A of the Securities Act of 1933.

(b)	Variable Rate – The rate reported is the rate in effect as of December 31, 2007.

(c)	All or a portion of these securities were included in a pledge account (Note 7).

(d)	Security has a stepped rate. The rate is listed as of December 31, 2007.

(e)	Foreign security or a U.S. security of a foreign company.

(f)	The cost basis of investments for federal income tax purposes at December 31, 2007 was as follows*:

Tax cost of investments	$97,532,987

Tax unrealized appreciation	1,062,638
Tax unrealized depreciation	(3,730,750)

Total tax unrealized appreciation (depreciation)	$(2,668,112)

*	Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Statement of Assets and Liabilities
December 31, 2007 (unaudited)

Assets:
Investments at cost	$97,430,312

Investments at value	$94,864,875
Receivable for securities sold	2,500
Interest receivable	1,941,151
Cash	4,220
Other assets	11,291

Total assets	96,824,037

Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	65,145
Accrued expenses	48,221
Distribution payable	465,781
Interest payable	106,608
Payables for securities purchased	480,244
Line of credit payable	23,949,195

Total liabilities	25,115,194

Net assets	$71,708,843

Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distribution in excess of net investment income	(234,687)
Accumulated net realized loss on investments	(26,700,839)
Net unrealized depreciation on investments	(2,565,437)

Net assets	$71,708,843

Shares outstanding	6,839,661
Net asset value per share	$10.48

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Statement of Operations
For the six months ended December 31, 2007 (unaudited)

Investment Income:
Interest	$3,847,161

Total investment income	3,847,161

Expenses:
Investment advisory fees	439,066
Shareholders service fees	48,776
Administration fees	38,702
Trustees’ fees	31,280
Legal fees	25,392
Reports – printing	18,216
Audit fees	14,352
Registration and filing fees	12,696
Transfer agent fees	7,912
Custodian fees	4,232
Other	3,496

Total expenses before interest expense	644,120

Interest expense	685,843

Total expenses	1,329,963

Expense reimbursement (Note 4)	(87,793)

Total expenses	1,242,170

Net investment income	2,604,991

Net realized and unrealized loss on investments:
Net realized loss on sales of investments	(546,740)
Net change in unrealized depreciation of investments	(2,620,714)

Net realized and unrealized gain on investments	(3,167,454)

Net decrease in net assets from operations	$(562,463)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Statement of Changes in Net Assets
For the six months ended December 31, 2007 (unaudited) and the year ended June 30, 2007

	December 31,	June 30,
	2007	2007

Operations:
Net investment income	$2,604,991	$5,167,854
Net realized gain (loss) on sales of investments	(546,740)	929,757
Net change in unrealized appreciation (depreciation) of investments	(2,620,714)	2,343,448

Net increase from operations	(562,463)	8,441,059

Distributions to shareholders:
Net investment income	(2,586,226)	(5,125,150)

Net decrease from distributions	(2,586,226)	(5,125,150)

Total increase (decrease) in net assets	(3,148,689)	3,315,909

Net assets:
Beginning of year	74,857,532	71,541,623
End of period	$71,708,843	$74,857,532

Beginning of year	6,839,661	6,839,661
End of period	6,839,661	6,839,661

Distribution in excess of net investment income	(234,687)	(253,452)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Statement of Cash Flows
For six months ended December 31, 2007 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$3,858,245
Interest expense paid	(701,928)
Operating expenses paid	(589,193)
Proceeds from sales of investments	14,079,057
Purchases of investments	(14,234,146)
Net decrease in short-term investments	687,546

Net cash used for operating activities	3,099,581

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(2,551,877)
Increase in loans outstanding	450,000
Decrease in loans outstanding	(1,000,000)

Net cash used for financing activities	(3,101,877)

Net decrease in cash	(2,296)
Cash at beginning of year	6,516

Cash at end of year	$4,220

Reconciliation of Net Investment Income to Net Cash Used For Operating Activities:
Net investment income	$2,604,991
Net decrease in interest receivable	38,772
Net decrease in other assets	3,393
Net decrease in payable to Conseco, Inc and subsidiaries	(2,774)
Net decrease in accrued expenses	(33,485)
Net increase in interest payable	(16,085)
Proceeds from sales of investments	14,079,057
Purchases of investments	(14,234,146)
Net decrease in short-term investments	687,546
Accretion and amortization of discounts and premiums	(27,688)

Net cash provided by operating activities	$3,099,581

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Financial Highlights

	For the
	Six Months Ended
	December 31, 2007	For the Year Ended June 30,
	(unaudited)	2007	2006	2005	2004	2003

Net asset value per share, beginning of period	$10.94	$10.46	$11.23	$10.80	$10.20	$7.81
Income from investment operations (a):
Net investment income	0.38	0.76	0.83	0.86	0.94	0.96
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.46)	0.47	(0.75)	0.43	0.60	2.38

Net increase (decrease) from investment operations	(0.08)	1.23	0.08	1.29	1.54	3.34

Distributions:
Net investment income	(0.38)	(0.75)	(0.85)	(0.86)	(0.94)	(0.95)

Net decrease from distributions	(0.38)	(0.75)	(0.85)	(0.86)	(0.94)	(0.95)

Net asset value per share, end of period	$10.48	$10.94	$10.46	$11.23	$10.80	$10.20

Per share market value, end of period	$8.86	$9.90	$9.04	$10.13	$9.60	$10.17

Total return (b)(e)	(6.71%)	18.19%	(2.46%)	14.84%	3.30%	45.80%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$71,709	$74,858	$71,542	$76,835	$73,876	$69,755
Ratios of expenses to average net assets (c)
Before expense reimbursement (f)	3.61%	3.99%	4.15%	3.13%	2.38%	2.84%
After expense reimbursement (f)	3.37%	3.74%	4.04%	3.13%	2.38%	2.84%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement (f)	1.75%	1.77%	2.00%	1.85%	1.79%	1.98%
After expense reimbursement (f)	1.51%	1.52%	1.89%	1.85%	1.79%	1.98%
Ratios of net investment income to average net assets	7.07%	6.93%	7.61%	7.60%	8.77%	11.43%
Portfolio turnover (e)	12%	54%	46%	150%	113%	112%

(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(b)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	The Fund’s Shareholder Servicing Agent and Investment Adviser have contractually agreed to waive their respective fees as defined in Note 4. These contractual limits may be discontinued at any time after June 30, 2008.

(d)	Excluding interest expense.

(e)	Not annualized for periods of less than one year.

(f)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report

Notes to Financial Statements (unaudited)	December 31, 2007

1.	ORGANIZATION
The 40 | 86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At December 31, 2007, Conseco, Inc. (“Conseco”) owned 17,077, 0.25 percent, shares of the Fund’s common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the first-in, first-out method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $18,792,982 and a market value of $17,554,974 under Rule 144A of the Securities Act of 1933. These securities represent 24.48% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities, this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 were as follows:

Ordinary income (2007)	$5,125,150
Ordinary income (2006)	5,928,914

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Distribution in excess of ordinary income	$(253,452)
Capital Loss and other loss carryovers	(26,051,424)

Accumulated Earnings	(26,304,876)
Unrealized Appreciation – Tax	(47,398)

Total Accumulated Earnings (Deficit)	$(26,352,274)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to post-October losses.

During the year ended June 30, 2007, the Fund used capital loss carryforwards of $413,842. As of June 30, 2007, the Fund had a total capital loss carryover of $26,051,424, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,209,646 will expire in 2009, $5,367,863 in 2010, and $4,473,915 in 2011.

40 | 86 Strategic Income Fund	Semi-Annual Report

Notes to Financial Statements (unaudited)	December 31, 2007

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the State of Massachusetts. As of December 31, 2007, open Federal and Massachusetts tax years include the tax years ended June 30, 2005 through 2007. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2007. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	OTHER EXPENSES
The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40 | 86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting and $750 for each separate committee meeting attended in person. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4.	TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The Adviser has contractually agreed to waive its advisory fee to an annual rate of 0.80 percent of Managed Assets through June 30, 2008. The Adviser may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the six months ended December 31, 2007 were $390,192.

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2008. The Agent may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the six months ended December 31, 2007 were $9,753.

5.	SERVICE AGREEMENTS
The Fund contracted for certain accounting and administration services with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS will receive a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund contracted for custodial services with U.S. Bank, National Association (“USB”). For its services, USB will receive a monthly fee equal to an annual rate of 0.004 percent of the average

40 | 86 Strategic Income Fund	Semi-Annual Report

Notes to Financial Statements (unaudited)	December 31, 2007

daily market value of the Fund’s assets, subject to a minimum monthly charge of $500.

The Fund contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

6.	PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations aggregated $11,530,364 and $11,309,290, respectively, for the six months ended December 31, 2007.

7.	INDEBTEDNESS
The Fund expects to use financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to use leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Loans made monthly under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company, as pledgee, effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. Portfolio securities with an aggregate value of $53,898,500 were included in the pledge account at December 31, 2007.

Borrowings at December 31, 2007 totaled $23.9 million and the interest rate on such borrowings was 5.250 percent.

Average daily balance of loans outstanding during the six months ended December 31, 2007	$23,663,597
Weighted average interest rate for the six months	5.67%
Maximum amount of loans outstanding at any month-end during the six months ended December 31, 2007	$24,499,194
Maximum percentage of total assets at any month-end during the six months ended December 31, 2007	24.89%
Amount of loans outstanding at December 31, 2007	$23,949,195
Percentage of total assets at December 31, 2007	24.73%

8.	INDEMNIFICATIONS
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maxim exposure under there arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9.	NEW ACCOUNTING POLICIES

Statement of Financial Accounting Standards No. 157
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of SFAS 157, and its impact, if any, on the Fund’s financial statements has not yet been determined.

40 | 86 Strategic Income Fund	Semi-Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.
The DRIP Agent maintains all shareholders ’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder ’s name and held for the account of beneficial owners who participate in the DRIP.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.
Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.
If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the

40 | 86 Strategic Income Fund	Semi-Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.
Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Meeting of Shareholders – December 12, 2007 (unaudited)

Proposal 1–
Elect two trustees to the Board of Trustees

		Percent of	Percent of
		Shares	Shares
Class II Trustee: Andrey L. Kurzawa	Shares Voted	Outstanding	Voted
Voted	6,349,883.96	92.84%	98.42%
Unvoted	101,744.00	1.49%	1.58%

Total	6,451,627.96	94.33%	100.00%

Class II Trustee: Steven R. Plump
Voted	6,358,529.96	92.97%	98.56%
Unvoted	93,098.00	1.36%	1.44%

Total	6,451,627.96	94.33%	100.00%

40 | 86 Strategic Income Fund	Semi-Annual Report

Board of Trustees and Officers (unaudited)

Independent Trustees

Name (Age)	Position Held	Principal Occupation(s)
Address	With Trust	During Past 5 Years

Diana H. Hamilton (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm. Formerly, State of Indiana Director of Public Finance.

R. Matthew Neff (52) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President and Chief Executive Officer, Clarian Health Ventures, a venture capital fund. Formerly, Chairman and Chief Executive Officer of Senex Financial Corp. Director, Unified Financial Services, Inc. and Unified Trust Co. Director, Clarian Health Risk Retention Group Inc. Director, CH Assurance, Ltd. Director, Quanta Specialty Lines Insurance Co. Director, CS-Keys, Inc. Director, Riley Children’s Foundation.

Vincent J. Otto (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006	Chief Executive Officer, Commerce Street Venture Group a diversified private equity firm. President KLO Services, Inc. Director and Chief Executive Officer, AgOne Lending LLC. Director, Legends Motor Worldwide. Director, IStreamPlanet. Formerly, Executive Vice President and Chief Financial Officer of Waterfield Mortgage Company and Union Federal Bank. Formerly, Director of Federal Home Loan Bank of Indianapolis.

Steven R. Plump (55) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	President and Chief Executive Officer, INphoton a preclinical research organization. Formerly, Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company.

Interested Trustees and Officers

Audrey L. Kurzawa* (40) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005. Assistant Treasurer Since August 2007. Formerly Treasurer Since Oct 2002.	President and Trustee of the Trust; Certified Public Accountant; Vice President and Controller, Advisor.

Jeffrey M. Stautz (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Chief Compliance Officer and Secretary, Advisors. Previously, Partner of Baker & Daniels, LLP.

Joseph P. Clarke**, (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer since August 2007	Vice President and Assistant Treasurer, Conseco Services, LLC since 2003.

Todd M. Hacker (41) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer since February 2008	Senior Vice President and Treasurer, Conseco Services, LLC. Formerly, Senior Vice President and Treasurer of YRC Worldwide.

*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

**	Effective January 4, 2008, Joseph P. Clarke resigned as Treasurer.

INVESTMENT ADVISER 40 | 86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP Washington, DC

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI		CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

WHISTLEBLOWER POLICY
Any person who has information regarding questionable or improper accounting or auditing matters related to the Fund or information regarding violations or suspected violations of the Fund’s policies and procedures may report such concerns to the Chief Compliance Officer or the Chair of the Audit Committee. Such concerns may be made anonymously by leaving a confidential voicemail message at 1-866-902-4803. All voicemail messages will be transcribed by an external firm and provided to the Chief Compliance Officer within 24 hours.

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750
www.4086.com/strategicincomefund

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information is presented as of December 31, 2007: 40|86 Advisors, Inc. (“40|86” or the “Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Richard M. Matas, Assistant Vice President 40|86 Advisors, Inc.

Mr. Matas a senior high yield trader for 40|86 advisors, Inc. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high yield portfolios including close-end mutual fund and collateralized bond obligations. Prior to joining 40|86 Advisors in 1999, he was a personal financial analyst with American Express Financial Advisors.

Jess E. Horsfall, Senior Vice President 40|86 Advisors, Inc.

Mr. Horsfall co-manages the Fund with Mr. Matas. Mr. Horsfall is director of portfolio management group for 40|86 Advisors, Inc. He is a member of the firm’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of the company’s portfolio solution group.

1

(2)	Information is presented as of December 31, 2007:

Portfolio Manager of
Other
Accounts
	Registered Investment	Other Pooled	(dollar
	Company	Investments	amount and
Portfolio Manager	(dollar amount and	(dollar amount and	number of
Name	number of accounts)	number of accounts)*	accounts)*
Richard M. Matas	$94,864,875(1)	$480,091,844(3)	None
Jess E. Horsfall	$94,864,875(1)	$480,094,844(3)	$23,272,584,047(11)

*	Mr. Horsfall and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.

Performance Based Advisory Fees: Mr. Matas is the portfolio manager or co-portfolio manager of three accounts (with assets totaling $480,094,844) of Other Pooled Investments that have the potential to earn performance-based fees. Also, Mr. Horsfall is the co-portfolio of three accounts (totaling $480,094,844) of Other Pooled Investments that have the potential to earn performance-based fees and eleven accounts (totaling $23,272,584,047) of Advisor’s affiliated insurance companies. A majority of these Other Pooled Investments are collateralized bond obligations.

Potential Material Conflicts of Interests: 40|86 and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Fund has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	Information is presented as of December 31, 2007:

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86’s annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We anticipate that a similar P4P structure would continue. In addition, selected key personnel participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based upon the performance of any particular portfolio they may manage.

2

(4)	Information is presented as of December 31, 2007: Portfolio Managers: Beneficially Owned Securities of Registrant

Portfolio Manager Name	Ownership of 40|86 Strategic Income Fund
Richard M. Matas	None
Jess E. Horsfall	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
(7/1/07 — 7/31/07)	None	None	None	None
(8/1/07 — 8/31/07)	None	None	None	None
(9/1/07 — 9/30/07)	None	None	None	None
(10/1/07 — 10/31/07)	None	None	None	None
(11/1/07 — 11/30/07)	None	None	None	None
(12/1/07 — 12/31/07)	None	None	None	None
Total	None	None	None	None
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable

a.	The date each plan or program was announced

b.	The dollar amount (or share or unit amount) approved

c.	The expiration date (if any) of each plan or program

d.	Each plan or program that has expired during the period covered by the table

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were

3

implemented after the registrant last provided disclosure in response to the requirements of Item7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	40|86 Strategic Income Fund

By (Signature and Title)	/s/ Audrey L. Kurzawa

Audrey L. Kurzawa, President

Date	February 22, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Audrey L. Kurzawa

Audrey L. Kurzawa, President

Date	February 22, 2008

By (Signature and Title)	/s/ Todd M. Hacker

Todd M. Hacker, Treasurer

Date	February 22, 2008

5